UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 18, 2013
Date of Report (Date of earliest event reported)

BALLROOM DANCE FITNESS, INC.

(Exact name of registrant as specified in its charter)

Florida	333-167249	26-3994216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Hillsboro Mile Suite 1004 Hillsboro Beach, Florida	33062
(Address of principal executive offices)	(Zip Code)

(954) 684-8288
Registrant’s telephone number, including area code

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1.  REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Board of Directors of Ballroom Dance Fitness Inc., a Florida corporation (the "Company") authorized the execution of that certain asset purchase agreement dated October 18, 2013 (the "Asset Purchase Agreement") with Plaza Ballroom & Event Centre LLC, a Florida limited liability company ("Plaza Ballroom"). In accordance with the terms and provisions of the Asset Purchase Agreement, the Company acquired certain assets from Plaza Ballroom including, but not limited to, a dance studio and associated lease, domain address and associated website and data base of approximately 1,100 customers (collectively, the "Assets"). In consideration for the purchase of the Assets by the Company, the Company paid aggregate consideration to Plaza Ballroom in the amount of $325,000 consisting of: (i) cash in the amount of $25,000 of which $5,000 was a non-refundable advance; and (ii) issuance in the name of Plaza Ballroom or its designee an aggregate of 1,000,000 shares of its restricted common stock at a per share price of $0.30 valued at $300,000.  In further accordance with further terms of the Asset Purchase Agreement, if on the date nine months (June 18, 2014) from the date of the Asset Purchase Agreement Plaza Ballroom is unable to sell the 1,000,000 shares of common stock on the open market to realize an aggregate gross profit of $300,000 because the Company's shares of common stock dropped below a per share price of $0.30, the Company shall further issue to Plaza Ballroom that number of shares of common stock based upon the trading price on June 18, 2014 to resolve the difference between the $300,000 and the amount received by Plaza Ballroom from the sale of the original 1,000,000 shares of common stock during the nine month period. In the event Plaza Ballroom cannot sell the new shares and the original 1,000,000 shares for $300,000, Plaza Ballroom will notify the Company and request cash payment aggregating $300,000 due thirty days from Plaza Ballroom's request. In the event the Company does not make the payment, the Asset Purchase Agreement will be rescinded and the business will be returned to Plaza Ballroom and Plaza Ballroom will return the 1,000,000 shares issued to it to the Company for cancellation.

Effective October 18, 2013, the Company will consolidated the accounts of Plaza Ballroom.  The following unaudited pro-forma presentation reflects the Company's condensed balance sheet as of June 30, 2013 as if the Plaza Ballroom transaction and corresponding consolidation occurred on October 24, 2012 (inception of Plaza Ballroom).

Ballroom Dance Fitness, Inc.

Unaudited Condensed Pro Forma Balance Sheet

June 30, 2013

(UNAUDITED)

	As Reported	Pro Forma Adjustments	Pro Forma
ASSETS:
CASH	$ 8,394	$ 1,258	$ 9,652
TOTAL CURRENT ASSETS:	8,394	1,258	9,652
OTHER ASSETS:
DEFERRED RENT COSTS AND DEPOSITS	-	15,199	15,199
TOTAL ASSETS	$ 8,394	$ 16,457	$ 24,851

LIABILITIES AND STOCKHOLDERS' DEFICIT
LIABILITIES:
ACCOUNTS PAYABLE	$ 5,500	$ 5,830	$ 11,330
DUE TO MEMBER	74,288	47,660	121,948
TOTAL CURRENT LIABILITIES:	79,788	53,490	133,278

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' DEFICIT	(71,394)	(37,033)	(108,427)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 8,394	$ 16,457	$ 24,851

The following unaudited pro-forma presentation reflects the Company's pro forma condensed statement of operations for the year ended December 31, 2012, and for the six months ended June 30, 2013 as if the Plaza Ballroom transaction and corresponding consolidation and equity method accounting occurred at the beginning of each period:

Ballroom Dance Fitness, Inc.

Unaudited Pro Forma Condensed Statements of Operations

Six Months Ended June 30, 2013
(UNAUDITED)

	As Reported	Pro Forma Adjustments	Pro Forma

Revenue	$ 3,320	$ 69,335	$ 72,655

Total Revenue	3,320	69,335	72,655

Expenses:

Personnel costs	15,826	5,040	20,866
Event costs	500	10,250	10,750
Occupancy	-	40,073	40,073
General and administrative	16,426	43,117	59,543
Total Expenses	32,752	98,480	131,232

Net Loss	$ (29,432)	$ (29,145)	$(58,577)

Ballroom Dance Fitness, Inc.

Unaudited Pro Forma Condensed Statements of Operations

Year Ended December 31, 2012

(UNAUDITED)

	As Reported	Pro Forma Adjustments	Pro Forma

Revenue	$ 13,859	$ 23,200	$ 37,059

Total Revenue	13,859	23,200	37,059

Expenses:

Personnel costs	25,023	-	25,023
Event costs	13,205	5,430	18,635
Occupancy	-	13,358	13,358
General and administrative	9,498	12,300	21,798
Total Expenses	47,726	31,088	78,814

Net Loss	$ (33,867)	$ (7,888)	$(41,755)

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The Company issued an aggregate of 1,000,000 shares of its restricted common stock to Plaza Ballroom in accordance with the terms and provisions of the Asset Purchase Agreement. The shares were issued in a private transaction in exchange for the acquisition by the Company of the assets of Plaza Ballroom. The shares were issued in reliance on Regulation D promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. PlazaBallroom acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

99.1  Financial statements of Plaza Ballroom & Event Centre LLC as of December 31, 2012.

99.2  Unaudited condensed financial statements of Plaza Ballroom & Event Centre LLC as of June 30, 2013.

(b) Pro forma Financial Information.

99.3 Unaudited pro forma balance sheet as of June 30, 2013.

99.4 Unaudited pro forma statement of operations for the six month ended June 30, 2013.

99.5  Unaudited pro forma statement of operations for the year ended December 31, 2012.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement dated October 18, 2013 between Plaza Ballroom & Event Centre LLC and Ballroom Dance Fitness Inc. incorporated by reference to filing of Current Report on October 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLROOM DANCE FITNESS INC.
DATE: December 31, 2013	/s/ William Forhan Name: William Forhan Title: President

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